UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 23, 2020

Titan Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13341	94-3171940
(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080

(Address of principal executive offices and zip code)

650-244-4990

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	TTNP	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement

On September 23, 2020, Titan Pharmaceuticals, Inc. (the “Company”) entered into a Share Purchase Agreement with certain accredited institutional investors (the “Purchasers”) pursuant to which the Company shall issue to the Purchasers in a registered direct offering (the “Offering”) an aggregate of 19,440,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a purchase price of $0.14 per share. The Company expects to receive aggregate gross proceeds in the offering of approximately $2.7 million, before deducting fees to the placement agent and other estimated offering expenses payable by the Company. The Shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-230742), which was declared effective on April 24, 2019 (the “Registration Statement”).

Maxim Group LLC acted as the sole placement agent (the “Placement Agent”) on a “reasonable best efforts” basis, in connection with the offering pursuant to the Placement Agency Agreement, dated as of September 23, 2020, by and between the Company and the Placement Agent. Pursuant to the Placement Agency Agreement, the Placement Agent will be entitled to a cash fee of 6% of the gross proceeds paid to the Company for the Shares sold in the offering, reimbursement of certain out-of-pocket expenses and a four month right of first refusal.

The foregoing summary of the Offering, the Share Purchase Agreement and the Placement Agency Agreement do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 8.01. Other Events

On September 24, 2020, the Company issued a press release regarding the transaction described in Item 1.01, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description

5.1	Opinion of Loeb & Loeb LLP
10.1	Form of Share Purchase Agreement
10.2	Placement Agency Agreement
23.1	Consent of Loeb & Loeb LLP (included in Exhibit 5.1)
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 24, 2020	TITAN PHARMACEUTICALS, INC.

		By:	/s/ Sunil Bhonsle
		Name:	Sunil Bhonsle
		Title:	President and Chief Executive Officer

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